UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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First Financial Service Corporation
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April 1, 2005

Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of First Financial Service Corporation to be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky on Wednesday May 11, 2005 at 5:00 p.m.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will report on our operations.  Directors and officers, as well as a representative from our independent registered public accounting firm, Crowe Chizek and Company LLC, will be present to respond to questions of shareholders.

Detailed information concerning activities and operating performance during the year ended December 31, 2004 is contained in our Annual Report, which is also enclosed.

To ensure that you are represented at the meeting, please fill in, sign, and return the enclosed proxy card as promptly as possible.  Your early attention to the proxy statement will be greatly appreciated because it will reduce the cost we incur in obtaining your voting instructions.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ B. Keith Johnson
B. Keith Johnson
President & Chief Executive Officer

FIRST FINANCIAL SERVICE CORPORATION

Elizabethtown, Kentucky 42702-5006

(270) 765-2131

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on May 11, 2005

The Annual Meeting of Shareholders of First Financial Service Corporation will be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 11, 2005 at 5:00 p.m.

A proxy card and a proxy statement for the meeting are enclosed.

The meeting is for the purpose of considering and acting upon:

1.                                       The election of four directors of the Corporation;

2.                                       Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the meeting.

Shareholders of record at the close of business on March 15, 2005 are entitled to vote at the meeting and any adjournments thereof.

Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope.  If you attend the meeting, you can choose to revoke your proxy and elect to vote in person.

Any shareholder who wishes to obtain a copy, without charge, of our Annual Report on Form 10-K for the year ended December 31, 2004, which includes financial statements and financial statement schedules, may contact Rebecca Bowling, the Corporate Secretary, at 2323 Ring Road, Elizabethtown, Kentucky 42701, or at telephone number (270) 765-2131.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rebecca S. Bowling
Rebecca S. Bowling
Corporate Secretary
Elizabethtown, Kentucky
April 1, 2005

YOUR VOTE IS IMPORTANT.

The prompt return of proxy cards will save us the expense of further requests for proxy cards in order to insure a quorum.  A self-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

FIRST FINANCIAL SERVICE CORPORATION

2323 Ring Road

Elizabethtown, Kentucky 42702-5006

(270) 765-2131

ANNUAL MEETING OF SHAREHOLDERS

May 11, 2005

PROXY STATEMENT

About the Annual Meeting

Why have I received these materials?

We are mailing the accompanying proxy to shareholders on or about April 1, 2005.  This proxy statement is solicited by the Board of Directors of First Financial Service Corporation (referred to throughout this proxy statement as “First Financial Service Corporation”, or “the Corporation”, or “we”, or “our”) in connection with our 2005 Annual Meeting of Shareholders to be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 11, 2005 at 5:00 p.m.

What am I voting on?

The only item of business on which shareholders will vote at the annual meeting is the election of four directors to a three-year term.

Who is entitled to vote at the annual meeting?

Holders of common stock of First Financial Service Corporation as of the close of business on March 15, 2005 will be entitled to vote at our annual meeting.  On March 15, 2005, there were 3,648,188 shares of common stock outstanding and entitled to vote, each of which is entitled to one vote except that cumulative voting applies in the election of directors.

How do I vote my shares at the Annual Meeting?

If you are a “record” shareholder of common stock (that is, if you hold common stock in you own name in the stock records maintained by our transfer agent, Illinois Stock Transfer), you may complete and sign the accompanying proxy card and return it in the postage paid envelop provided, or deliver it in person.  The shares represented by your proxy card will then be voted as you instruct.  If you return your proxy card and do not mark your voting instructions on your signed card, the shares will be voted FOR the election of the directors.

“Street name” shareholders of common stock (that is, shareholders who hold common stock through a broker or other nominee) who wish to vote at the annual meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on such form.

If you are a participant in the First Financial Service Corporation Employee Stock Ownership Plan, you will receive a proxy card for the shares that you own through that plan.  That proxy card will serve as a voting instruction card for the trustees of that plan.  If you own shares through that plan and do not vote, the plan trustees will vote the plan shares in the same proportion as shares for which instructions were received under each plan.

Can I change my vote after I return my proxy card?

Yes.  After you have submitted a proxy card, you may change your vote at any time before the annual meeting by submitting a notice of revocation to the Corporate Secretary of First Financial Service Corporation, 2323 Ring Road, P.O. Box 5006, Elizabethtown, Kentucky, 42702-5006, or a proxy bearing a later date.  Or you may attend the annual meeting, revoke your proxy card and vote in person.  In either case, the later submitted vote will be recorded and the earlier vote revoked.  Your attendance at the annual meeting will not revoke your proxy card unless you provide written notice of revocation.

What constitutes a quorum for purposes of the annual meeting?

The presence at the annual meeting in person or by proxy of the holders of a majority of all outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the annual meeting.  Proxy cards marked as abstaining (including proxy cards containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

What vote is required to approve each item?

Directors will be elected by a plurality of the total votes cast at the annual meeting.  Assuming four directors are to be elected, a plurality means that the four nominees receiving the highest number of votes will be deemed elected.

How do I cumulatively vote for directors?

In the election of directors, shareholders have cumulative voting rights.  Under cumulative voting, each shareholder is entitled to cast a total number of votes equal to the number of shares of common stock he or she owns, multiplied by the number of directors to be elected.  Each shareholder may cast all of his or her votes for a single nominee for director or may distribute them among two or more nominees, in the shareholder’s discretion.

Who counts the votes?

Inspectors of Election, appointed for the meeting, tabulate votes cast in person or by proxy at the annual meeting.  These inspectors also certify the results of the voting.  The inspectors will also determine whether or not a quorum is present at the meeting.

How are abstentions and broker non-votes treated?

A shareholder entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors.  The inspectors will treat votes withheld from the election of any nominee for director as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast unless the shareholder votes cumulatively.  If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, the inspectors will treat these shares as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on the matter.

What information do I need to attend the annual meeting?

We do not use tickets for admission to the annual meeting.  If you are voting in person, we may ask for photo identification.

How does the Board recommend that I vote my shares?

The Board recommends a vote FOR the election of the nominated Directors listed in this proxy statement.

With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interest of First Financial Service Corporation.  At the date this proxy statement went to press, the Board of Directors did not know of any matters to be presented for consideration at the annual meeting other than the election of directors.

Who will bear the expense of soliciting proxy cards?

First Financial Service Corporation will bear the cost of soliciting proxy cards in the form enclosed.  In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees and/or transfer agent.  We reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such common stock.

Is there any information that I should know about future annual meetings?

Any shareholder who intends to present a proposal at the 2006 Annual Meeting of shareholders must deliver the proposal to the Corporate Secretary not later than December 2, 2005 to be included in the proxy statement for the 2006 Annual Meeting.  Any such proposals and any nominations of candidates for election of directors must comply with the Corporation’s Articles of Incorporation and the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.  We expect to exercise discretionary voting authority granted under any proxy form which is properly executed and returned to the Corporation on any matter not described in this proxy statement that may properly come before the 2006 Annual Meeting unless written notice of the matter is delivered to the Corporation at its corporate offices, addressed to the Corporate Secretary of the Corporation, no later than April 12, 2006.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each shareholder of record as of the close of business on March 15, 2005 is entitled to one vote per share on each matter considered at the meeting other than the election of directors.  Shareholders may vote cumulatively in the election of directors.  As of March 15, 2005, the Corporation had 3,648,188 shares of common stock (“Common Stock”) issued and outstanding.

Persons and groups owning more than 5% of the Common Stock are required by the Securities Exchange Act of 1934 to file reports regarding their ownership.  Based on those reports, the following table sets forth, as of March 15, 2005, information as to beneficial owners of more than 5% of the outstanding Common Stock as of that date.  The table also sets forth the beneficial ownership of all executive officers and directors of the Corporation as a group.

	Amount & Nature of Beneficial Ownership		Percent of Shares of Capital Stock Outstanding
First Financial Service Corporation Employee Stock Ownership Plan 2323 Ring Road P.O. Box 5006 Elizabethtown, Kentucky 42702-5006	182,709	(1)	5.01%
Gail L. Schomp P.O. Box 11863 Lexington, KY 40511	187,918	(2)	5.15%
All Executive Officers and Directors as a Group (15 Persons)	611,478	(3)	16.76%

(1)                                  As of the date of this proxy statement, all shares held by the ESOP have been allocated to employees.  The voting of allocated shares is directed by the employees.

(2)           Director continuing in office.

(3)                                  Includes shares owned by spouses, or as custodian or trustee, over which all executive officers and directors as a group effectively exercise sole voting and investment power.  Also includes 53,680 shares of Common Stock subject to exercisable stock options, and 21,474 shares held by the Bank’s ESOP that have been allocated to the executive officer participants in the group.  Each employee participant votes shares allocated to his or her account.

ITEM 1.  ELECTION OF DIRECTORS

The Corporation’s Board of Directors is currently comprised of eleven directors, divided into three classes with staggered terms.  We currently have one class of three directors and two classes of four directors.

At the meeting, the Corporation will elect four directors.  The Board has nominated Wreno M. Hall, Walter D. Huddleston, J. Stephen Mouser, and Michael L. Thomas for election to a three-year term ending at the 2008 Annual Meeting.    If any nominee is unable to serve, the shares represented by all valid proxy cards will be voted for election of a substitute nominee that the Board of Directors selects.  At this time, the Board knows of no reason why any nominee might be unable to serve.

The four persons receiving the most votes at the meeting will be elected as directors.  Votes not cast at the meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes cast for the election of a nominee.

The following table sets forth personal information for each nominee and for each director continuing in office and the number of shares and percentage of the Common Stock he or she beneficially owns.

NOMINEES

NAME	AGE AT MARCH 15, 2005	YEAR FIRST ELECTED OR APPOINTED DIRECTOR (1)	TERM TO EXPIRE	SHARES OF COMMON STOCK BENEFICIALLY OWNED AT MARCH 15, 2005 (2) (3)	PERCENT OF CLASS

Wreno M. Hall	86	1979	2008	89,097	2.44%
Walter D. Huddleston	78	1966	2008	81,433	2.23%
J. Stephen Mouser	56	1997	2008	8,074	*
Michael L. Thomas	50	1997	2008	1,884	*

DIRECTORS CONTINUING IN OFFICE

Robert M. Brown	65	1991	2007	19,759	*
B. Keith Johnson	44	1997	2006	44,933	1.23%
Diane E. Logsdon	62	2000	2006	291	*
John L. Newcomb, Jr.	50	2000	2006	19,995	*
Donald Scheer	55	2004	2006	2,000	*
Gail L. Schomp	51	2001	2007	187,918	5.15%
J. Alton Rider	67	1987	2007	88,228	2.42%

NON-DIRECTOR EXECUTIVE OFFICERS

Name	Age	Number of Shares of Common Stock Beneficially Owned(2)(4)	Number of Exercisable Options at 12/31/2004	Percent of Class

Charles Chaney	53	31,882	3,300	*
Anne Moran	52	22,292	22,000	*
Gregory Schreacke	35	6,584	—	*
Larry Hawkins	49	7,178	6,380	*

*Represents less than 1%

(1)                                  Each director first elected in 1990 or earlier was first elected as a director of the Bank and became a director of the Corporation on the date of its incorporation in June 1990.

(2)                                  Includes shares owned by spouses, or as custodian or trustee over which the director or executive officer effectively exercises shared voting and investment power, unless otherwise indicated.  Also includes exercisable options and options that will become exercisable within 60 days.

(3)                                  Includes 3,051 shares under the ESOP that have been allocated to Mr. Johnson.  Mr. Johnson votes shares allocated to his account.

(4)                                  Includes 18,423 shares under the ESOP that have been allocated to executive officer participants.  Each employee participant votes shares allocated to his or her account.

Listed below is biographical information about the directors and executive officers of the Corporation.  Unless otherwise noted, all directors and executive officers have held their present positions for at least five years.

Robert M. Brown, owner of Brown Funeral Home for the past 30 years, has served on the Board of Directors since 1991.  He is a charter member of the Elizabethtown A.M. Rotary Club.  Mr. Brown is also active in the National, Kentucky, and South Central Funeral Directors Association.  In addition, he is an active member of the Chamber of Commerce and has served as a major division chairman of Elizabethtown Community College’s Partners in Progress fundraising campaign.

Wreno M. Hall is a retired surgeon who spent 39 years practicing in Elizabethtown.

Walter D. Huddleston is Chairman of the Board and a former two-term member of the United States Senate.  He began his professional career in broadcasting at WIEL in Elizabethtown.  Today he owns and operates Walter D. Huddleston Consulting, a legislative consulting firm located in Elizabethtown and Washington D.C. and is a former President of the Elizabethtown Chamber of Commerce and Rotary Club.  Senator Huddleston has received the U.S. Central Intelligence Agency Medal of Honor and the Outstanding Young Man of Elizabethtown and Kentucky.

B. Keith Johnson has served as President and Chief Executive Officer of the Corporation and the Bank since September 1997.  Mr. Johnson joined the Bank as Comptroller in 1993 and was appointed Executive Vice President in 1995.  Before joining the Corporation, he was a principal in a local accounting firm where he was extensively involved in the firm’s financial institution practice.  He has been a licensed certified public accountant since 1984.  Locally, Mr. Johnson serves on the Executive Committee of the Elizabethtown Industrial Foundation, Ft. Knox AUSA CORE Committee, and the United Way of Central Kentucky Board.  He is also involved in various capacities with several other community/charitable organizations.

Diane E. Logsdon is currently Vice President, Planning and Development for Hardin Memorial Hospital in Elizabethtown, Kentucky.  Mrs. Logsdon serves on numerous community and charity Boards and is past president of the Elizabethtown-Hardin County Chamber of Commerce.  She is also a member of the Elizabethtown Comprehensive Plan Steering Committee and Ft. Knox Chapter, AUSA.  She is a past recipient of the Athena Award and has been recognized through many leadership awards.  She has been honored as a Hall of Fame Award recipient by both the Chamber and the Elizabethtown Lions’ Club.

Stephen Mouser is President of Mouser Custom Cabinetry, LLC, a family-owned cabinet manufacturer in Elizabethtown.  He is a member of the Better Business Bureau, the Elizabethtown-Hardin County Chamber of Commerce, and a Board member of the United Way of Central Kentucky.  He is a former President of the Rineyville Optimist Club and former Board Member of Lincoln Trail Home Builders’ Association.

John L. Newcomb, Jr. is President and Financial Manager of Newcomb Oil Company, a family business that among other things, owns and operates the Five Star Food Marts.  He serves as Vice Chairman of the Kentucky Petroleum Marketers Association and is a member of the National Chevron Marketers Council.  Mr. Newcomb is a lifelong resident of Nelson County.

J. Alton Rider has been the owner and operator of Rider’s Men & Women Clothing Store in Elizabethtown since 1969.  He is past President of the Hardin County A.M. Rotary Club, former Hardin County School Board member, past Hardin County Representative of the Kentucky Retail Association, a current member of the National Retail Federation, and is a member of the Elizabethtown-Hardin County Chamber of Commerce. He is former chairman of the Kentucky Retail Federation, and currently serves on its board of directors.

Gail L. Schomp is the owner and operator of Carty and Carty, Inc., a mail hauling business that specializes in freight hauling, and Lexington Truck Sales, a new and used truck dealership for Volvo, Isuzu, and GMC.  She was employed by her family’s business, Langley Trucking Company until 1983.  Mrs. Schomp also serves on the Executive Committee of Kentucky Motor Transportation Association.

Donald Scheer, a certified public accountant, was appointed to the Board of Directors in January 2004.  He is currently a partner in the Jefferson County based consulting firm of Scheer & Scheer.  Prior to his association with Scheer & Scheer he was a partner with the international accounting, tax and consulting firm of Deloitte & Touche LLP.  Mr. Scheer retired from the Louisville office of Deloitte & Touche in 2002.  He is a member of the Kentucky Society of CPAs, the American Institute of CPAs, and the Venture Club of Louisville.

Michael Thomas, DVM, has been a partner in the Elizabethtown Animal Hospital for 24 years.  Dr. Thomas is an active member of the American Veterinary Medical Association and the Kentucky Veterinary Medical Association.

Non-Director Executive Officers

Charles Chaney has served as an executive officer and Chief Operating Officer since 1999.  He joined the Bank in 1976 as Banking Center Manager of the Munfordville Banking Center.

Larry Hawkins has served as an executive officer and Chief Lending Officer since 2001.  He began serving as a Senior Loan Officer with the Radcliff Banking Center in 2000.  Prior to joining the Bank, Mr. Hawkins was a Commercial Loan Officer with PNC Bank.

Anne Moran has served as an executive officer and Chief Retail Officer since 1999.  Prior to joining the Bank in 1999, Ms. Moran was a Regional Manager for Bank One Corporation with 25 years of banking experience.

Gregory Schreacke has served as an executive officer and Chief Financial Officer since January 2004.  Before joining the Bank, he served as senior vice president and controller for Team Financial, Inc. in Paola, Kansas for four years.  He has also served as vice president and controller for Hemet Federal Savings and Loan, as a senior accounting officer at Mercantile Trust & Savings Bank, and as founder and shareholder in Swann, Schreacke & Associates P.C., a certified public accounting practice headquartered in Quincy, Illinois.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended December 31, 2004, the Board of Directors held ten meetings.  All directors attended at least 75% of the meetings of the Board and the committees to which they belonged.

The Board’s Risk Management Committee consisting of Directors Brown, Mouser, Scheer and Rider is responsible for the selection and oversight of the Corporation’s independent auditors and reviews major financial, accounting, and internal auditing policies.  The Board has determined that Mr. Scheer qualifies as an audit committee ‘financial expert” within the meaning of SEC rules, and that all the members of the Risk Management Committee are “independent” within the meaning of the rules of The Nasdaq Stock Market and the SEC.  This committee meets with the independent auditors to discuss audit findings and oversees the Corporation’s financial reporting procedures. The committee also reviews examination reports from bank regulatory agencies and monitors policies pertaining to conflicts of interest as they affect directors, officers, and employees.  The Risk Management Committee met twelve times during the year ended December 31, 2004.  The report of the Risk Management Committee is on page 16.

The Board’s Executive Compensation Committee determines issues involving executive compensation.  This committee is composed of Directors Huddleston, Hall, Mouser, and Newcomb, all of whom are “independent” within the meaning of The Nasdaq Stock Market, Inc.  The Compensation Committee met one time during 2004.  The report of the Compensation Committee is on page 10.

The Board’s Nominating Committee is responsible for identifying candidates to serve on the Board of Directors, making nominations to fill vacancies on the Board, and recommending the nominees to be selected by the full Board for the election of directors at each annual meeting.    The Nominating Committee has a written charter adopted by the Board of Directors.  All directors, who serve on the Nominating Committee are “independent” within the meaning of the rules of The Nasdaq Stock Market, Inc.  The Nominating Committee met once during 2004.

Director Nominations

The Board believes that a nominee for director should be or should have been a business owner, senior manager, chief operating officer, chief financial officer, or chief executive officer of a relatively complex organization or corporation, be accustomed to dealing with complex problems, or otherwise served and excelled in a position of leadership or have a substantial equity ownership in the Company.  In addition, directors and nominees for director should have the education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom, and vision to exercise sound, mature judgments on a macro and entrepreneurial basis and should have high personal and professional ethics, strength of character, integrity, and values.  Directors and nominees for director also should be free and willing to attend regularly scheduled meetings of the Board and its committees and otherwise be able to contribute an appropriate amount of time to the affairs of the Corporation and the Bank.    Participation on other boards of directors provides breadth of experience to our Board.  No person can be nominated for election or appointed to the Board for a term beginning after such person attains age 72.  Those who were already on the Board when the Bylaws were changed were “grandfathered” from this rule.

In identifying and evaluating director nominees, the Nominating Committee first looks at the overall size and structure of the Board to determine the need to add or succeed directors and to determine if there are any specific qualities or skills that would compliment the existing strengths of our board of directors.

The Nominating Committee may use a variety of means to identify and evaluate potential director nominees including recommendations from our current directors and management, as well as input from third party executive search firms.  The Nominating Committee then interviews qualified candidates and determines, based on background information and the information obtained in the interviews, whether to recommend that a candidate be nominated to the Board.

The Nominating Committee will consider qualified nominees recommended by shareholders who may submit recommendations to the Nominating Committee in care of the Corporate Secretary, First Financial Service Corporation, 2323 Ring Road, Elizabethtown, Kentucky 42702-5006.  To be considered by the Nominating Committee, shareholder nominations must be submitted before our fiscal year end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected.  Nominees for director who are recommended by our shareholders will be evaluated in the same manner as any other nominee for director.

Nominations by shareholders may also be made at an annual meeting of shareholders in the manner provided by our Articles of Incorporation and Bylaws.  Our Articles of Incorporation and Bylaws provide that a shareholder entitled to vote for the election of directors may make nominations of person for election to our board of directors at a meeting of shareholders by complying with required notice procedures.  Nominations must be made by written notice and the notice must be received at our principal executive office not less than 30 days nor more than 60 days prior to any such meeting; provided however, that if less than 31 days’ notice of the meeting is given to the shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders.

The notice must specify:

•                  as to each person the shareholder proposes to nominate for election or re-election as a director:

•                  the name, age, business address, and if known, residence address of  the person

•                  the principal occupation or employment of the person

•                  the number of shares of our stock that are beneficially owned by the person

•                  any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors under Regulation 14A of the Exchange Act; and

•                  as to the shareholder giving the notice:

•                  the name and record address of the shareholder and any other shareholder known to be supporting the nominee; and

•                  the number of shares of our capital stock that are beneficially owned by the shareholder making the nomination and by any other supporting shareholders.

We may require that the proposed nominee furnish us with other information as we may reasonably request to assist us in determining the eligibility of the proposed nominee to serve as a director.  At any meeting of shareholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures.

COMPENSATION COMMITTEE REPORT

The Corporation’s Executive Compensation Committee, comprised entirely of independent directors, is responsible for reviewing all aspects of the Corporation and Bank’s executive compensation program.  The compensation philosophy of the Committee supports the Corporation’s objective of creating value for its shareholders. The Compensation Committee strives to ensure that executive compensation provides a means of attracting and retaining executives with proven abilities to lead the Corporation and the Bank, with the objective of realizing growth and profitability while maintaining stability and capital strength.  The Committee has implemented the following compensation strategies for the Corporation’s and the Bank’s executive officers, including the Chief Executive Officer, to achieve that objective.

The Committee performs an annual review to study the Bank’s executive officers’ compensation.  The review identifies compensation practices within the banking industry as well as those of peer banks based on size, complexity, and demographics.  The review also identifies, where possible, similar positions within each peer bank to compare with each of the Bank’s executive officers.  Factors considered when comparing other institutions’ compensation information to that of the Bank include growth of earnings per share, return on assets, and return on equity.  For 2004, the Compensation Committee reviewed a peer group comprised of 29 publicly traded banks from the Mid-West region within the asset range of $500 million and $1.0 billion compiled by SNL Research, a leading consulting group in the banking industry.  A separate analysis of the performance of the 29 peers for detailed performance of each peer was also reviewed.  Because there is a qualitative relationship between performance and executive officer compensation, the salary increases noted in the Summary Compensation Table were made in light of First Financial Service Corporation’s and the Bank’s favorable market and earnings growth, higher return on assets, higher return on equity, and other favorable factors considered by the Committee.  Based upon the Committee’s deliberations, salaries were based on individual performance contributions within a competitive salary range.  The Committee believes pay levels are competitive within a range the Committee considers reasonable and necessary to attract and retain qualified officers.

Base Salary.  Executive officers’ salaries are determined by evaluating both the most recent comparative peer data as described above and the role and responsibilities of their positions.  Individual salary increases are reviewed annually and are based on the holding company’s comparative performance to the peer group and the executive’s individual performance during the preceding year.  The Committee also considers the recommendations of the Chief Executive Officer as to the parameters for annual salary adjustments for executive officers and for all employees, to assure that salaries are competitively established.

Annual Incentive Compensation.   The objective of annual incentive compensation is to deliver competitive levels of compensation for the attainment of annual financial objectives and operating results.  The Committee believes these to be primary drivers of stock price performance over time.  The annual determination as to whether incentives and the amount of the incentive to the Corporation’s executive officers is based upon the Committee’s evaluation of the performance of each officer and the Corporation’s results, using a variety of performance factors including earnings per share.

Long Term Incentives.  The Committee believes the granting of stock options to executives best serves the interest of shareholders by providing those people having responsibility for the management and growth of the Corporation and the Bank with an opportunity to increase their ownership of First Financial Service Corporation common stock.  By increasing executive officer ownership, these individuals will have an added incentive to maximize shareholder value.  Executive officers are granted options, from time to time, giving them the right to purchase First Financial Service Corporation common stock at a specified price in the future.  The number of stock options granted is based upon individual performance contributions and comparative practices.  Based on review of peer data, the Compensation Committee determines the number of shares available for the granting of stock options to each executive officer.  These grants have an option price of 100% of the market value on the date of the grant.  The Committee is currently reviewing SFAS No. 123R “Share-Based Payment,” which requires recording compensation cost for stock options.  The Committee has not determined how the impact of this pronouncement will affect its future use of stock options as long- term incentives to executives.

Chief Executive Officer’s Compensation.  In determining the base pay for Mr. Johnson, the Committee’s practice is subjective and not subject to specific criteria.  The Committee used the compensation information from the peer group defined above.  Within this peer group analysis, the Committee noted First Financial Service Corporation’s and the Bank’s favorable earnings growth, higher return on assets, and higher return on equity than the peer group overall performance.  Based on this analysis, the Committee increased Mr. Johnson’s salary 3% to $185,700, effective January 1, 2004.  Mr. Johnson’s annual incentive compensation paid during 2004 was determined based upon the Committee’s evaluation of Mr. Johnson’s performance and the Corporation’s results, using earnings per share and other performance factors noted above for the period ended December 31, 2003.  The annual incentive was 1% of pay.  On November 29, 2004, the Compensation Committee granted Mr. Johnson an option to purchase 20,000 shares of common stock.  The grant was based upon a similar evaluation conducted by the Committee.  Mr. Johnson’s combined compensation for base salary and annual incentive for 2004 was 86% of the peer group average, excluding two of the peer group companies whose salary appeared to be extraordinarily overstated to the compensation committee.

In summary, the Committee believes the total compensation program for First Financial Service Corporation’s executive officers is competitive with programs offered by similar institutions, and executive compensation is appropriate to further the goals and objectives of First Financial Service Corporation and the Bank.

EXECUTIVE COMPENSATION COMMITTEE

Walter D. Huddleston, Chairperson

Wreno M. Hall

Stephen Mouser

John L. Newcomb, Jr.

Gail L. Schomp

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains information concerning the compensation received by the Chief Executive Officer and the next three most highly compensated executive officers of the Corporation and the Bank who earned at least $100,000 in salary and bonus for the years ended December 31, 2004 and 2003, the six months ended December 31, 2002, and the year ended June 30, 2002.

				Securities
Name and Principal Position	Year (1)	Salary	Bonus	Underlying Options (#)	All Other Compensation
B. Keith Johnson	Dec 2004	$185,500	$2,708	20,000	$36,542	(2)
President and CEO	Dec 2003	180,000	34,565	—	22,785
	Dec 2002	87,500	2,552	—	17,434
	Jun 2002	172,000	32,548	—	32,116

Anne Moran	Dec 2004	$114,000	$11,665	10,000	$6,844	(2)
Executive Vice President	Dec 2003	110,700	17,983	—	6,643
and Chief Retail Officer	Dec 2002	54,000	1,570	—	3,230
	Jun 2002	106,000	20,613	—	6,379

Charles Chaney	Dec 2004	$114,000	$11,665	2,000	$6,844	(2)
Executive Vice President	Dec 2003	110,700	17,983	—	6,643
and Chief Operating Officer	Dec 2002	54,000	1,570	—	3,230
	Jun 2002	104,000	20,541	—	6,223

Larry Hawkins	Dec 2004	$109,600	$11,604	—	$6,581	(2)
Executive Vice President	Dec 2003	90,900	13,207	—	5,453
and Chief Lending Officer	Dec 2002	35,800	1,046	—	2,152
	Jun 2002	68,500	6,000	—	4,044

(1)     The Corporation changed its fiscal year from June 30 to December 31 in 2002, and reported a six-month transition period ending December 31, 2002.

(2)     Includes matching contributions to the Bank’s 401(k) Retirement Plan, ($11,271 for B. Keith Johnson, $6,844 for Anne Moran and Charles Chaney, and $6,581 for Larry Hawkins), director’s fees paid to Mr. Johnson in the amount of $22,931, and an auto allowance of $2,340 for Mr. Johnson.

Option Grants in Last Fiscal Year

The following table contains information as of December 31, 2004 concerning stock options granted to the Chief Executive Officer and the next three most highly compensated executive officers during 2004.

	Number of	Percent of			Potential Realized Value at
	Securities	Total Options			Assumed Annual Rates of
	Underlying	Granted to	Exercise		Stock Price Appreciation for
	Options	Employees in	Price	Expiration	Option Term
Name	Granted (#)	Fiscal Year	($/share)	Date	5% ($)	10% ($)
B. Keith Johnson	20,000	37%	25.64	12/21/2014	296,857	765,991
Anne Moran	10,000	18%	25.64	12/21/2014	148,429	382,996
Charles Chaney	2,000	4%	25.64	12/21/2014	29,686	76,599
Larry Hawkins	—	—	—	—	—	—

Option Exercises and Fiscal Year-End Option Values

The following table contains information concerning the value of options held by the Chief Executive Officer and the next three most highly compensated executive officers at December 31, 2004.  There were no options exercised by the specified officers in 2004.

			Number of Securities Underlying		Value of Unexercised
			Unexercised Options at		In-the-Money Options
	Shares Acquired	Value	December 31, 2004		at December 31, 2004 (2)
Name	on Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
B. Keith Johnson	—	$—	22,000	20,000	$112,200	$600
Anne Moran	—	—	22,000	10,000	117,260	300
Charles Chaney	—	—	3,300	2,000	14,960	60
Larry Hawkins	—	—	6,380	3,190	68,990	34,495

(1)           Market price at time of exercise less exercise price.

(2)           Market value of underlying securities at December 31, 2004, $25.67 less exercise price.

Directors’ Compensation

Members of the Board of Directors of the Corporation receive a monthly fee of $383.  Members of the Bank’s Board of Directors receive a monthly fee of $1,287.  All directors serve on both boards.  No fees are paid for attendance at committee meetings.

Retirement Plan

The Bank is a participant in the Financial Institutions Retirement Fund, a multiple-employer defined benefit pension plan covering employees hired before June 1, 2002.  Employees hired on or after that date are not eligible for membership in the fund.  Service credit for purposes of eligibility and vesting is retroactive to the date of employment.  Benefit service is based on the date of enrollment into the plan and is calculated through February 28, 2003 when the plan was frozen.

A qualifying employee becomes fully vested in the plan upon completion of five years’ service or when the normal retirement age of 65 is attained.  The plan is intended to comply with the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (“Code”), as a “tax qualified” defined benefits plan, and with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The plan provides for monthly payments to each participating employee at normal retirement age.  The annual allowance payable under the plan is equal to 1.5% of the career average earnings multiplied by the years of credited service.  A participant who has attained the age of 45 and completed ten years of service may take an early retirement and elect to receive a reduced monthly benefit beginning immediately.  Mr. Johnson, Ms. Moran, Mr. Chaney, and Mr. Hawkins have 9, 3, 26, and 2 years respectively of credited service under the plan based on their years of service when the plan was frozen.

The following table indicates the annual retirement benefit payable under the plan based on various specified levels of plan compensation and various specified years of credited service as calculated under the plan assuming retirement at age 65 on December 31, 2004.  The IRS maximum annual benefit under the plan is limited to $157,000 per year.

Career Average	YEARS OF BENEFIT SERVICE
Compensation	15	20	25	30	35

10,000	2,300	3,000	3,800	4,500	5,300
20,000	4,500	6,000	7,500	9,000	10,500
30,000	6,800	9,000	11,300	13,500	15,800
60,000	13,500	18,000	22,500	27,000	31,500
90,000	20,300	27,000	33,800	40,500	47,300
120,000	27,000	36,000	45,000	54,000	63,000
150,000	33,800	45,000	56,300	67,500	78,800

Transactions with the Corporation and the Bank

All loans to directors and executive officers or their affiliates are approved by the Executive Loan Committee, reviewed and ratified by the Risk Management Committee and promptly reported to the Board of Directors.  They are made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or contain other unfavorable terms.

COMPARATIVE STOCK PERFORMANCE GRAPH*

The graph below shows the cumulative total return on the Common Stock of the Corporation between June 30, 1999 through December 31, 2004 compared with the cumulative total return of the NASDAQ Stock Market Index for U.S. Companies and the S&P Regional Banks Index over the same period.  Cumulative total return on the stock or the index equals the total increase in value since June 30, 1999, assuming reinvestment of all dividends paid into the stock or the index, respectively.  The graph was prepared assuming that $100 was invested on June 30, 1999 in the Common Stock of the Corporation or in the indexes.  Note:  The stock price performance shown on the graph below is not necessarily indicative of future price performance.

*100 invested on 6/30/99 in stock or index-

including reinvestment of dividends.

Fiscal year ending December 31.

	6/99	6/00	6/01	6/02	12/02	12/03	12/04
First Financial Service Corporation	100	87	79	116	125	143	153
NASDAQ Stock Market - US	100	139	194	52	40	57	61
S&P Regional Banks	100	70	69	117	103	127	135

RISK MANAGEMENT COMMITTEE REPORT

The Risk Management Committee has furnished the following report:

It is the responsibility of management to prepare the financial statements and the responsibility of Crowe Chizek and Company LLC, our independent registered public accounting firm, to audit the financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  The Risk Management Committee has adopted a written charter and the functions and responsibilities of the Risk Management Committee are described in the charter of the Risk Management Committee, a copy of which is included with this proxy statement as Appendix A.

In connection with its review of First Financial Service Corporation’s financial statements for 2004, the Risk Management Committee:

•                  has reviewed and discussed the audited financial statements with management;

•                  has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380);

•                  has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant’s independence; and

•                  has approved the audit and non-audit services of the independent public accountant for 2004.

The Risk Management Committee also discussed with management and the independent public accountants the quality and adequacy of the Corporation’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing.  The Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

Based on the review and discussions referred to above, the Risk Management Committee recommended to the Board of Directors that the audited financial statements be included in First Financial Service Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004.

RISK MANAGEMENT COMMITTEE

Robert M. Brown

Stephen Mouser

Donald Scheer

J. Alton Rider

INDEPENDENT PUBLIC ACCOUNTANTS

A representative of Crowe Chizek and Company LLC is expected to attend the annual meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so. Crowe Chizek and Company LLC has served as our independent public accountants and auditors since the 1999 fiscal year.

AUDIT FEE TABLE

		Audit Related	Tax Related
Year	Audit Fees	Fees	Fees	Other Fees
2004	$120,110	$11,960	$6,525	$71,622
2003	$59,850	$18,394	$2,750	$11,430

Audit Fees

Fees for audit services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include the audit of our annual financial statements and review of the financial statements contained in our quarterly reports on Form 10-Q.  For 2004, audit fees also include the audit of our internal controls over financial reporting.

Audit-Related Fees

Fees for audit related services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include services that are related to the audit and review of our financial statements and the audit of our employee stock option plan.

Tax Fees

Fees for tax services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include tax compliance services and miscellaneous tax inquiries.

All Other Fees

Fees for all other services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include trust compliance matters and internal control consulting services.

The Risk Management Committee of the Board of Directors has considered whether the provision of the services covered under the caption “All Other Fees”, above, is compatible with maintaining the principal accountant’s independence.

CODE OF ETHICS

In March 2004, our Board of Directors adopted a Code of Business Ethics and Conduct, which is designed to help officers, directors, and employees resolve ethical issues in an increasingly complex business environment.  The Code of Business Ethics and Conduct is applicable to all of our officers, directors, and employees, including our chief executive officer, chief financial officer, principal accounting officer or controller, and other persons performing similar functions.  The Code of Business Ethics and Conduct covers topics, including but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations.  A copy of our Code of Business Ethics and Conduct is available to any person free of charge by contacting Rebecca Bowling, Corporate Secretary Treasurer, First Federal Savings Bank, 2323 Ring Road, Elizabethtown, Kentucky 42701 (telephone) 270-765-2131.

Waivers from our Code of Business Ethics and Conduct are discouraged, but any waivers from the Code of Business Ethics and Conduct that relate to our chief executive officer, chief financial officer, principal accounting officer or controller, and other persons performing similar functions or any other executive officer or director must be approved by the Board of Directors.

COMMUNICATIONS WITH OUR BOARD

Any stockholder or interested party who wishes to communicate with our Board of Directors or any specific director, including non-management directors, may write to:

Board of Directors

First Federal Savings Bank

2323 Ring Road

Elizabethtown, KY  42701

Depending on the subject matter, management will:

•                  forward the communication to the director or directors to whom it is addressed (for example, if the communication received deals with questions, concerns, or complaints regarding accounting, internal accounting controls, and auditing matters, it will be forwarded by management to the Chairman of the Risk Management Committee for review);

•                  attempt to handle the inquiry directly, for example where it is a request for information about us or our operations or it is a stock-related matter that does not appear to require direct attention by our Board of Directors or an individual director.

At each meeting of the Board of Directors, our Chairman of the Board will present a summary of all communications received since the last meeting of the Board of Directors that were not forwarded and will make those communications available to any director on request.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation’s officers, directors, and persons who own more than ten percent of the outstanding Common Stock must file reports detailing their ownership of Common Stock, and to furnish the Corporation with copies of all such reports.  Based solely on its review of the copies of such reports, the Corporation believes that all of its officers and directors and all stockholders who own more than ten percent of the Corporation’s outstanding Common Stock have complied with the reporting requirements for the year ended December 31, 2004.

APPENDIX A

FIRST FINANCIAL SERVICE CORPORATION

RISK MANAGEMENT COMMITTEE CHARTER

Purpose of the Risk Management Committee:

The purposes of the Risk Management Committee are to assist the Board of Directors in fulfilling its oversight responsibilities.  The Committee’s primary duties and responsibilities are to:

•                  Monitor the integrity of the Corporation’s accounting and financial reporting principles and system of internal controls, internal accounting controls and disclosure controls and procedures;

•                  Monitor the Corporation’s internal audit function and the performance of the Corporation’s independent auditors; and

•                  Monitor compliance with legal and regulatory requirements.

In fulfilling their responsibilities hereunder, it is recognized that members of the Risk Management Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of external auditor independence.  As such, it is not the duty or responsibility of the Risk Management Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Risk Management Committee shall be entitled to rely on:

•                  The integrity of those persons and organizations within and outside the Corporation from which it receives information,

•                  The accuracy of the financial and other information provided to the Risk Management Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and Representations made by management as to any information technology, internal audit and other non-audit services provided by the independent external auditors to the Corporation.

Composition of the Risk Management Committee:

•                  The Risk Management Committee shall be comprised of at least three independent members of the Board of Directors, each of whom shall have no relationship to the Corporation, or to the executive officers of the Corporation or its subsidiaries or affiliates, that may interfere with the exercise of their independence from management and the Corporation, and shall not be compensated for any consulting, advisory or other services performed for the Corporation other than compensation received for Board of Directors and committee fees, and shall not be an affiliate of the Corporation or any of its subsidiaries.

•                  Each member of the Risk Management Committee must be able to read and understand fundamental financial statements, including the Corporation’s consolidated balance sheet, income statement, and cash flow statement.

•      While not an absolute requirement, The Corporation will have at least one member of the Risk Management Committee who is considered to be a “financial expert” by virtue of their education and experience as a public accountant or auditor or principal financial officer of an SEC registrant.

•                  Members of the Risk Management Committee shall be appointed annually by majority vote of the Board of Directors and shall serve until the next annual meeting of the Board of Directors or until their successors shall be duly qualified and appointed.

Meetings of the Risk Management Committee:

The Risk Management Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial results and the required certifications of the CEO and CFO.  At least annually, the Committee should meet separately with the internal auditor and the independent external auditor, without any members of management being present, to discuss any matters that the Risk Management Committee or any of these persons or firms believes should be discussed privately.

The Risk Management Committee may request any officer or employee of the Corporation, or the Corporation’s independent counsel, or independent external auditors to attend a meeting or to meet with any members of or consultants to, the Risk Management Committee.

Responsibilities of the Risk Management Committee:

•                  The Committee’s principal responsibility is one of oversight.  The Corporation’s management is responsible for preparing the financial statements and the outside auditors are responsible.

•                  The Risk Management Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor, subject to the de minimus exceptions for non-exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

•                  The Committee shall make regular reports to the Board.  The Risk Management Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.  The charter will be published at least every three years in advance in accordance with SEC regulations.

•                  The Risk Management Committee shall establish a program of regular continuing education for all Risk Management Committee members to ensure that they are properly equipped to fulfill their responsibilities.

•                  The Risk Management Committee shall be responsible for informing the independent external auditor of any serious concerns regarding to the accuracy and integrity of the Corporation’s financial reporting, any serious concerns regarding the honesty and integrity of the Corporation’s management, and any serious concerns regarding the adequacy of the Corporation’s internal accounting and disclosure controls.

Financial Statement and Disclosure Matters:

The Risk Management Committee, to the extent it deems necessary or appropriate shall:

•                  Review and discuss with management and the independent accountant the annual financial statements, including disclosures made in management’s discussion and analysis, recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.

•                  Review and discuss with management and the independent auditor the Corporation’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

•                  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the company’s financial statements, including any significant changes in the Corporation’s selection of application of accounting principals, any major issues as to the adequacy of the Corporation’s internal controls and any special steps adopted in light of material control deficiencies.

•                  Review and discuss reports from the independent auditors on:

•                  All critical accounting policies and practices to be used

•                  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor,

•                  Other material written communication between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•                  Discuss with management the Corporation’s earnings press release, including the use of “pro forma” or “adjusted” non- GAAP information, as well as financial information and earnings guidance provided to analysis and rating agencies.  Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentation to be made.

•                  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statement.

•                  Review and ratify all Corporation transactions with related parties, including loans and extensions of credit, fees and commissions for services, purchases or sales of assets, rental agreements, and any other financial arrangements.  For purposes of this Risk Management Committee responsibility, the definition of related parties will follow the definition of insider loans as provided in Regulation O, of the federal banking regulations.

•                  Discuss with management the major financial risk exposures and the steps management has taken to monitor and control such exposure, including the risk assessment and risk management policies.

•                  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of the activities or access to requested information, and any significant disagreements with management.

•                  Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the internal controls.

Approval of Expenses of Executive Management:

All expenses of personnel defined as executive management for purposes of complying with banking regulations (Reg. O), shall be reported to the Risk Management Committee on a quarterly basis.

Oversight of the Corporation’s Relationship with the Independent External Auditor:

•                  The Risk Management Committee should recommend the appointment and/or discharge of the Corporation’s independent external auditor.

•                  The Risk Management Committee should pre-approve the compensation of the external auditor, and evaluate the external auditor’s independence.

•                  Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent auditors carried out by the firm, and (c) any steps taken to deal with any such issues.

•                  The Risk Management Committee shall receive from the outside auditors on a periodic basis a formal written statement delineating all relationships between the outside auditors and the Corporation, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards.  The statement shall include a description of all services provided by the outside auditors and the related fees.

•                  Ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

Internal and External Audit Plans:

The Risk Management Committee should review the annual audit plans of the internal audit division and the independent external auditor, including the degree of coordination of the respective plans.

The Risk Management Committee should inquire of the internal auditor and independent external auditor as to the extent to which the planned audit scope can be relied upon to detect material misstatements in the consolidated financial statements and other public disclosures, weaknesses in internal accounting and disclosure controls, and fraud.

Annual Proxy Statement Disclosure:

The Risk Management Committee should report audit activities to the Board of Directors and issue an annual report to be included in the Corporation’s proxy statement (including appropriate oversight conclusions) for submission to the shareholders.  In addition, the Risk Management Committee should re-approve the Risk Management Committee Charter, annually, with a copy of the charter filed with the SEC every three (3) years, and after any amendments.

Internal Audit Supervision:

•                  The Risk Management Committee should also review the appointment and replacement of the senior internal auditing executive or outsourced internal audit service provider.

•                  At least annually, the Risk Management Committee should evaluate the effectiveness of the internal audit function and consider the need to make changes to ensure that the internal audit objectives are being met.

•                  The Risk Management Committee should review the periodic reports of internal audit division activities, including the opinion of the internal audit director or outsourced service provider regarding the adequacy of the Corporation’s internal accounting and disclosure control structure.

Fraud Reporting and Handling of Complaints:

•                  The Risk Management Committee shall have the responsibility for establishing procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•                  Obtain reports from management the employees of the company are in conformity with the Corporation’s Code of Conduct and Ethics.  Advise the Board with respect to the Corporation’s policies and procedures regarding compliance with the Code of Conduct and Ethics.

•                  The Risk Management Committee shall also establish procedures to ensure that no retaliation will be allowed to occur against anyone who reports potential fraud or a complaint in good faith.

Legal Counsel:

•                  The Risk Management Committee should meet regularly with the Corporation’s general in-house legal counsel and outside legal counsel, when appropriate, to discuss legal matters that have a significant impact on the Corporation’s consolidated financial statements.

•                  An assessment of the Corporation’s legal liability should be reviewed for any pending or threatened litigation, including establishment of any appropriate reserves or financial disclosures until the matter is adjudicated.

•                  The Risk Management Committee may retain legal counsel at its discretion without prior permission of the Board of Directors or its management at the expense of the Corporation.

Funding:

The Corporation shall provide the Risk Management Committee with appropriate funding, as determined by the Risk Management Committee, in its capacity as a committee of the Board of Directors, for payment of compensation —

•                  To the registered independent external auditor employed by the Corporation for the purpose of rendering or issuing an audit report; and

•                  To any advisors employed by the Risk Management Committee.

The Directors and Officers of

First Financial Service Corporation

cordially invite you to attend our Annual Meeting of Stockholders

Wednesday, May 11, 2005, 5:00 p.m.

Corporation’s Home Office

2323 Ring Road

Elizabethtown, KY 42701

IMPORTANT

In order that there may be a proper representation at the meeting, we urge you to sign, date and mail the below proxy card even though you now plan to attend. If you are present in person you may, if you wish, vote personally on all matters brought before the meeting.

		DETACH PROXY CARD HERE		COMMON

This Proxy is Solicited by the Board of Directors and the shares represented hereby will be voted as directed and in accordance with the accompanying proxy statement. If no instructions are provided, the shares represented hereby will be voted “For” each of the nominees listed in Item 1, or cumulatively at the discretion of the proxies.

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Undersigned’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy card of a Notice of the Meeting, a Proxy Statement dated April 1, 2005 and the 2005 Annual Report to Stockholders.

V	A
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	R		COMMON
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U			Signature
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B			Signature
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R			Date	, 2005

Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title

PLEASE COMPLETE BOTH SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY
FIRST FINANCIAL SERVICE CORPORATION	COMMON
ANNUAL MEETING OF STOCKHOLDERS
May 11, 2005

THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder in First Financial Service Corporation (the “Corporation”) hereby appoints the Board of Directors of the Corporation, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Corporation’s home office, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 11, 2005, at 5:00 p.m. local time, or at any adjournment thereof, with all the powers the undersigned would possess, including full power to vote the shares cumulatively in the election of directors, as if the undersigned was present personally at the Annual Meeting or any adjournment thereof, as follows:

		VOTE	AUTHORITY
		FOR	WITHHELD
1.	The election as directors of all nominees listed below (except as marked to the contrary below).	☐	☐

01 Wreno M. Hall 02 Walter D. Huddleston 03 Stephen Mouser 04 Michael L. Thomas

INSTRUCTION: To withhold authority to vote for any individual nominee, insert that nominee’s name on the line below.

The Board of Directors recommends a vote “FOR” each of the nominees listed in Item 1.

The proxies are hereby authorized to vote in their discretion on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

The Directors and Officers of

First Financial Service Corporation

cordially invite you to attend our Annual Meeting of Stockholders

Wednesday, May 11, 2005, 5:00 p.m.

Corporation’s Home Office

2323 Ring Road

Elizabethtown, KY 42701

IMPORTANT

In order that there may be a proper representation at the meeting, we urge you to sign, date and mail the below proxy card even though you now plan to attend. If you are present in person you may, if you wish, vote personally on all matters brought before the meeting.

		DETACH PROXY CARD HERE		ESOP

This Proxy is Solicited by the Board of Directors and the shares represented hereby will be voted as directed and in accordance with the accompanying proxy statement. If no instructions are provided, the shares represented hereby will be voted “For” each of the nominees listed in Item 1, or cumulatively at the discretion of the proxies.

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Undersigned’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy card of a Notice of the Meeting, a Proxy Statement dated April 1, 2005 and the 2005 Annual Report to Stockholders.

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R			Date	, 2005

Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title

PLEASE COMPLETE BOTH SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY
FIRST FINANCIAL SERVICE CORPORATION	ESOP
ANNUAL MEETING OF STOCKHOLDERS
May 11, 2005

THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder in First Financial Service Corporation (the “Corporation”) hereby appoints the Board of Directors of the Corporation, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Corporation’s home office, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 11, 2005, at 5:00 p.m. local time, or at any adjournment thereof, with all the powers the undersigned would possess, including full power to vote the shares cumulatively in the election of directors, as if the undersigned was present personally at the Annual Meeting or any adjournment thereof, as follows:

		VOTE	AUTHORITY
		FOR	WITHHELD
1.	The election as directors of all nominees listed below (except as marked to the contrary below).	☐	☐

01 Wreno M. Hall 02 Walter D. Huddleston 03 Stephen Mouser 04 Michael L. Thomas

INSTRUCTION: To withhold authority to vote for any individual nominee, insert that nominee’s name on the line below.

The Board of Directors recommends a vote “FOR” each of the nominees listed in Item 1.

The proxies are hereby authorized to vote in their discretion on any other matter that may properly come before the
Annual Meeting or any adjournment thereof.